UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2010

Kensey Nash Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34388	36-3316412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

735 Pennsylvania Drive, Exton, Pennsylvania 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 713-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2010, Kensey Nash Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders considered and approved the Company’s Eighth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (the “Amended Plan”).

Effective upon such stockholder approval, the Amended Plan amended and restated the Company’s existing Seventh Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan. The Amended Plan, among other things, authorizes an additional 300,000 shares of our Common Stock for issuance under it, only 40,000 shares of which may be issued as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights. In addition, as disclosed in the Company’s Form 8-K filed on November 18, 2010, on November 18, 2010 the Board approved an amendment to the Amended Plan (the “Amendment”), which became effective upon the stockholder approval of the Amended Plan. The Amendment modifies the Amended Plan’s change in control definition so that a “Change in Control” for purposes of the Amended Plan, and with respect to a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, will not occur until such a transaction is consummated. The modified change in control definition only applies to awards granted under the Amended Plan on or after December 1, 2010, or that cover any of the additional 300,000 shares of our common stock issuable under the Amended Plan on or after December 1, 2010.

Because benefits under the Amended Plan will depend on the Compensation Committee’s actions and the fair market value of our company’s Common Stock at various future dates, the benefits payable under the Amended Plan are not currently determinable.

Except as described above, the material terms of the Amended Plan are the same as those of the Seventh Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan. A more complete description of the Amended Plan (without giving effect to the Amendment) can be found in the Company’s Proxy Statement for its Annual Meeting of Stockholders held on December 1, 2010.

The foregoing description of the changes made by the Amended Plan and the Amendment is not complete and is in all respects qualified in its entirety by the actual provisions of the Amended Plan, as amended by the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on December 1, 2010, the Company’s stockholders (i) elected Robert J. Bobb as a Class III Director to the Company’s Board of Directors for a term of three years expiring at the 2013 Annual Meeting of Stockholders, (ii) approved the Amended Plan, and (iii) ratified the appointment by the Company’s Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company’s financial statements for the fiscal year ending June 30, 2011. The following summarizes the voting results for such actions:

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	Votes For	Votes Withheld	Votes Against	Abstentions	Broker Non-Votes
Election of Class III Director:
Robert J. Bobb	5,593,690	1,854,470	—	—	495,119
Approval of the Eighth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan	5,549,933	—	1,549,381	348,846	495,119
Ratification of the Appointment of Deloitte & Touche LLP	7,742,572	—	199,782	925	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Eighth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan, as amended by the First Amendment thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENSEY NASH CORPORATION

By:	/S/ MICHAEL CELANO
Michael Celano Chief Financial Officer

Dated: December 7, 2010

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